Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
1350

In connection with the accompanying Quarterly Report on Form 10-Q of Tongli Pharmaceuticals (USA), Inc. for the period ended June 30, 2009, I, Li Li, Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the year ended June 30, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the year ended June 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Tongli Pharmaceuticals (USA), Inc.

Dated: August 13, 2009
/s/ Li Li
Li Li
Chief Financial Officer